2015 Q4 and Year-End Earnings Call February 25, 2016, 10:00 am PT Exhibit 99.2

Forward Looking Statements Certain statements contained in the Company’s press release for the three and twelve months ended December 31, 2015 and the accompanying comments during our conference call that are not historical information may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: community count growth, market and industry trends, the continued housing market recovery, operating results for the first quarter of 2016 and full year 2016, average sale price of homes to be closed in various periods, SG&A percentage, gross margins, future cash needs and liquidity, leverage ratios and reduction strategies, land acquisition spending and backlog conversion rates. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: the availability of labor and homebuilding materials and increased construction cycle times; adverse weather conditions, including but not limited to the continued drought in California and the Southwest; our financial leverage and level of indebtedness and any inability to comply with financial and other covenants under our debt instruments; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; conditions in our newly entered markets and newly acquired operations; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry and credit markets; uncertainties in the capital and securities markets; terrorism or other hostilities involving the United States; building moratorium or “slow-growth” or “no-growth” initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles; changes in prices of homebuilding materials; competition for home sales from other sellers of new and resale homes; cancellations and our ability to realize our backlog; the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; changes in governmental laws and regulations; whether we are able to pay off or refinance the outstanding balances of our debt obligations at their maturity; limitations on our ability to utilize our tax attributes; whether an ownership change occurred that could, under certain circumstances, have resulted in the limitation of our ability to offset prior years’ taxable income with net operating losses; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; our ability to integrate successfully the Polygon Northwest operation with our existing operations; and additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business.   A copy of the press release reporting the Company’s financial results for the three and twelve months ended December 31, 2015 is available on the Company's website at www.lyonhomes.com.

Management Presenters William H. Lyon Vice Chairman and Co-Chief Executive Officer Matthew Zaist Co-Chief Executive Officer and President Colin Severn Senior Vice President and Chief Financial Officer

Year over Year Comparisons % y-o-y change: +47% +117% +49% +10% % y-o-y change: +69% +76% +49% +35% % y-o-y change: (14%) +24% 0% (18%) Net New Orders (Units) Order Value ($ In Millions) Average Community Count Monthly Order Absorption Rate/Avg. Community % y-o-y change: +35% +92% +50% +12% 2014 2015 Order ASP ($ In Thousands) $498 $456 $504 $444 $472 $475 $464 $473

2014 2015 % y-o-y change: +36% +48% +24% +13% Year over Year Comparisons (continued) % y-o-y change: +41% +65% +33% +13% Homes Closed Homebuilding Revenue ($ Million) Bps y-o-y change: (320bps) (120bps) +10bps +70bps Bps y-o-y change: (550bps) (450bps) (160bps) (70bps) Adjusted Gross Margin Gross Margin (GAAP)

Backlog Growth – Year over Year Value $260M Homes 478 ASP $544k 12/31/2014 12/31/2015 Value $392M Homes 739 ASP $530k Units 55%ASP (3%)$ Value 51%

Backlog Conversion Rate Backlog Conversion Rate - Quarterly

Summary of Q4 2015 Results William Lyon Homes’ business has continued to improve across a number of financial and operating metrics Net New Home Orders for Q4 are up 10% y-o-y New Home Deliveries of 809 and Home Sales Revenue of $397.2 million for Q4 are both up 13% y-o-y Operating Income in Q4 of $36.0 million, up 18% Net Income in Q4 of $26.3 million, up 46% bps bps Three months ended Twelve months ended 42369 42004 Change 42369 42004 Change Select operating statistics New home orders 516 467 0.10492505353319058 2,575 1,677 0.5354800238521169 New home deliveries 809 717 0.12831241283124128 2,314 1,753 0.32002281802624072 ASP (homes closed, $000s) $490.9 $491.6 -1.4239218877136806E-3 $466.3 $488.9 -4.622622213131513E-2 Summary financial information ($mm) Home sales revenue $397.2 $352.5 0.12680851063829784 $1,078.9000000000001 $857 0.25892648774795812 Homebuilding gross profit $72.8 $67 8.6567164179104442E-2 $199.9 $179.5 0.11364902506963792 Operating income $36 $30.4 0.18421052631578952 $81 $75.900000000000006 6.7193675889327981E-2 Net income to common stockholders $26.3 $18 0.46111111111111114 $57.3 $44.6 0.28475336322869943 Diluted EPS ($) $0.68 $0.52 0.30769230769230776 $1.48 $1.34 0.10447761194029843 Adjusted EBITDA $61.9 $48.9 0.2658486707566462 73.8 $158.5 $122.7 0.29176854115729417 Select margins Gross margin 0.183 0.19 -70.000000000000057 0.185 0.20899999999999999 -,239.99999999999994 Adjusted gross margin 0.24199999999999999 0.23499999999999999 70.000000000000057 0.248 0.252 -40.000000000000036 SG&A margin 9.3% 0.104 -,109.99999999999996 0.112 0.11700000000000001 -50.000000000000043

Monthly Sales Volume Total Net Orders by Month (Units) – Actual vs. Prior Year % y-o-y change: +86% +52% +25% +148% +120% +91% +130% +36% +14% +17% +21% (6%) +21% 2014 2015 2016 Avg. Sales Locations: 31 55 33 52 34 54 36 63 37 69 40 71 41 71 54 73 55 76 55 75 55 74 56 72 55 72 Monthly Absorption Rate: 2.9 3.0 3.7 3.6 5.5 4.3 3.2 4.5 3.4 4.0 3.7 4.0 2.3 3.1 3.1 3.1 2.9 2.4 2.7 2.3 2.8 2.6 2.9 2.1 3.0 2.8 Up 33%

Strong New Order Growth – Dollars Trailing Twelve Months Dollar value of new home orders of $1.2 billion on a TTM basis, an increase of 46% over the TTM period in the prior year and up 98% over a two year period. Q4’15 dollar value of new orders was approximately $244 million, up 12% over the prior year. TTM Dollar Value of Orders ($ Millions) TTM Ending: Up 46% Y-o-Y

Strong New Order Growth – Units Trailing Twelve Months New net orders of 2,575 units for FY2015. Increase of 54% over prior year and 94% over two year period. TTM Orders (Units) TTM Ending: Up 54% Y-o-Y

Consistent Growth and Operating Leverage Over the last years, the Company has generated strong annual revenue growth and consistently lower SG&A as a percentage of homebuilding revenue. Q4’15 SG&A represents 9.3% of the quarterly homebuilding revenue. TTM Total Revenue ($ Millions) TTM Ending: TTM SG&A as a % of Homebuilding Revenue Note 1: SG&A in Q4’15 was 9.3%, down from 10.4% in PY Q4’14. Note 2: 2014 SG&A excludes Polygon transaction fees of $5.9 million. SG&A G&A 11.8% 7.8%

SG&A Expenses $36.6 $26.1 $28.3 $29.3 Deliveries 717 388 553 564 809 1,753 2,314 % of Home 10.4% 13.8% 11.4% 12.0% 9.3% 11.7% 11.2% Revenues $36.9 $100.5 $120.7 ($ in millions) (*) (*) Total SG&A Dollars for FYE 2014 contains only partial year amounts for WA and OR.

Significant and High Quality Land Inventory Summary as of 12/31/15 Land Distribution Note: Years supply calculated as total lots divided by LTM closings. Total Lots 17,414 Book Value of Inventory $1.7B Land and Land Development for 2015 Land Acquisition and Net Deposits:$222M Land Development (Horizontal):$134M Spend as a percent of revenue: 33% (*) AZ and NV lots held for future development are at fresh start accounting basis and are subject to 5 year change of control limitations related to DTA. (*)

Senior Notes Maturity 5.75% Sr. Notes 8.5% Sr. Notes 7% Sr. Notes The 5.75% and 8.5% Senior Notes are callable beginning in April and November 2016, respectively. The 7% Senior Notes are callable beginning in August 2017. ($ in millions)

Key Investment Highlights Strong market share in high quality markets Attractive land portfolio High quality, diverse product offerings Balanced capital structure Expertise in land acquisition, entitlement, and development Disciplined operating strategy Strong customer satisfaction and significant brand loyalty Experienced management team

Appendix

Adjusted EBITDA Three Months Ended December 31, Twelve Months Ended December 31, 2015 2014 2015 2014 Adjusted EBITDA (dollars in thousands) Net income attributable to William Lyon Homes $26,295 $18,005 $57,335.684800000003 $44,625 Provision for income taxes 11,026 11,018 26,806.315200000001 23,797 Interest expense aaInterest incurred 20,307 26,741 76,222 65,559 aaInterest capitalized ,-20,307 ,-26,741 ,-76,222 ,-65,559 Amortization of capitalized interest included in cost of sales 14,666 10,014 38,416 26,510 Stock-based compensation 1,742 3,342 6,570 6,114 Depreciation and amortization 727 801 2,663 6,041 Transaction expenses 0 64 0 5,832 Non-cash purchase accounting adjustments q 8,478 5,891 28,919 9,979 Cash distributions of income from unconsolidated joint ventures 378 207 1,075 353 Equity in income of unconsolidated joint ventures -1,458 -,409 -3,239 -,555 Adjusted EBITDA $61,854 $48,933 $,158,546 $,122,696 Northern California 46 65

Adjusted Homebuilding Gross Margin (1) Cost of sales excluding interest and purchase accounting adjustments